Summary Prospectus and Statutory Prospectus Supplement dated February 7, 2022
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses of the Fund listed below:
Invesco Rochester® Limited Term New York Municipal Fund
This supplement amends the Summary and Statutory Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Effective February 9, 2022, the Average Annual Total Returns table appearing under the heading “Fund Summary - Performance Information - Average Annual Total Returns" in the prospectuses is replaced in its entirety as set forth below.
Average Annual Total Returns (for the periods ended December 31, 2020)	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A

Return Before Taxes	9/18/1991	0.61%	3.15%	2.86%	-%

Return After Taxes on Distributions		0.60	3.15	2.86	-

Return After Taxes on Distributions and Sale of Fund Shares		1.50	3.15	2.99	-

Class C	5/1/1997	1.49	2.87	2.47	-

Class Y	3/30/2011	3.49	3.94	-	3.44

Class R6[1]	5/24/2019	3.54	3.78	3.16	-

S&P Municipal Bond 2-17 Years Investment Grade Index (reflects no deduction for fees, expenses or taxes) [2]		4.93	3.52	4.13	-

Bloomberg Municipal 5 Year (4-6 Year) Bond Index (reflects no deduction for fees, expenses or taxes) [2]		4.29	2.81	3.03	-

S&P Municipal New York Investment Grade 4-7 Years Bond Index (reflects no deduction for fees, expenses or taxes)		3.47	2.60	-	-

1
Performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class.
2
The Fund elects to use the S&P Municipal Bond 2-17 Years Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal 5 Year (4-6 Year) Bond Index because the Fund believes the S&P Municipal Bond 2-17 Years Investment Grade Index is a more appropriate broad measure of Fund performance.
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